UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 17, 2009

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 0-32259                             94-3267295
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        (Commission File Number)          (IRS Employer Identification No.)


        881 Martin Avenue, Santa Clara, California              95050
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

      On February 17, 2009, Align Technology, Inc. (the "Company") filed a press release responding to litigation filed by ClearCorrect against the Company in the United States District Court for the Southern District of Texas, Houston Division. A copy of the press release issued by the Company on February 18, 2009 is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits.

    The following exhibit is furnished with this report:

    99.1   Press Release issued February 18, 2009

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2009               ALIGN TECHNOLOGY, INC.



                                       By: /s/ Roger E. George
                                          --------------------------------------
                                            Roger E. George
                                            Vice President, Legal and Corporate
                                            Affairs, General Counsel and
                                            Corporate Secretary

                                INDEX TO EXHIBITS

Exhibit No.        Description
-----------        -----------
99.1               Press Release issued February 18, 2009